UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22488

Blackstone / GSO Long-Short Credit Income Fund

(exact name of Registrant as specified in charter)

280 Park Avenue

11th Floor

New York, NY 10017

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

280 Park Avenue

11th Floor

New York, NY 10017

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:    December 31

Date of reporting period:  September 30, 2011

Item 1. Schedule of Investments.

Blackstone/GSO Long-Short Credit Income Fund

Statement of Investments

September 30, 2011 (Unaudited)

	Moody’s Rating	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 79.41%
Automotive - 2.77%
Chrysler Group LLC, Senior Secured Tranche B First Lien Term Loan, 6.000%, 05/24/2017	Ba2	$4,861,765	$4,250,592
Fram Group Holdings, Inc. (aka Autoparts Holdings), Senior Secured First Lien Term Loan, 6.500%, 07/29/2017	B1	1,875,000	1,872,656

			6,123,248

Banking, Finance, and Real Estate - 3.10%
Asurion LLC, Senior Secured Second Lien Term Loan, 9.000%, 05/24/2019	Ba3	2,571,429	2,458,286
BNY Convergex Group LLC, Senior Secured EZE Borrower First Lien Term Loan, 5.250%, 12/19/2016	B1	586,723	582,810
BNY Convergex Group LLC, Senior Secured First Lien Top Borrower Term Loan, 5.250%, 12/19/2016	B1	1,398,277	1,388,950
Realogy Corp., Senior Secured Second Lien Term Facility Loan, 13.500%, 10/15/2017	B1	2,500,000	2,425,000

			6,855,046

Beverage, Food and Tobacco - 4.26%
Advance Pierre Foods, Inc., Senior Secured First Lien Term Loan, 7.000%, 09/30/2016	B1	2,977,444	2,915,096
Burger King Corp., Senior Secured Tranche B First Lien Term Loan, 4.500%, 10/19/2016	Ba3	2,333,246	2,259,025
Fairway Group Acquisition Co., Senior Secured First Lien Term Loan, 7.500%, 03/03/2017	B2	4,477,500	4,242,431

			9,416,552

Capital Equipment - 1.19%
Sensus USA, Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	Caa1	2,714,286	2,636,263

	Moody’s Rating	Principal Amount	Market Value

Chemicals, Plastics and Rubber - 1.95%
Norit Holdings BV, Senior Secured First Lien Term Loan, 7.500%, 07/10/2017	B1	$1,153,846	$1,135,096
Nusil Technology LLC, Senior Secured First Lien Term Loan, 5.250%, 04/07/2017	B1	729,889	704,343
Styron S.A.R.L., Senior Secured First Lien Term Loan, 6.000%, 08/02/2017	B1	2,733,056	2,471,722

			4,311,161

Construction and Building - 2.73%
CPG International, Inc., Senior Secured First Lien Term Loan, 6.000%, 02/18/2017	B2	4,297,314	4,109,306
Summit Material Cos. LLC, Senior Secured First Lien Term Loan, 6.500%, 12/31/2015	B2	1,985,000	1,920,488

			6,029,794

Consumer Goods - Durable - 0.87%
Vision Solutions, Inc., Senior Secured Second Lien Term Loan, 9.500%, 07/23/2017	Caa1	2,000,000	1,930,000

Consumer Goods - Non Durable - 7.76%
Acosta Sales and Marketing Co., Senior Secured First Lien Term B Loan, 4.750%, 03/01/2018	Ba3	3,454,756	3,307,929
Amscan Holdings, Inc., Senior Secured First Lien Term Loan, 6.750%, 12/04/2017	B2	2,977,444	2,928,137
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	Ba3	5,955,000	5,541,872
Inmar, Inc., Senior Secured First Lien Term Loan, 6.500%, 08/04/2017	B1	2,989,286	2,963,130
Tote Isotoner Corp., Senior Secured First Lien Delayed Draw Term Loan, 7.250%, 07/07/2017	B3	234,375	225,879
Tote Isotoner Corp., Senior Secured First Lien Initial Term Loan, 7.258%, 07/07/2017	B3	2,259,961	2,178,037

			17,144,984

	Moody’s Rating	Principal Amount	Market Value

Containers, Packaging and Glass - 1.41%
LabelCorp Holdings, Inc. (aka York Label), Senior Secured Second Lien Term Loan, 13.750%, 11/27/2017	B1	$3,006,975	$3,112,219

Energy - Electricity - 1.46%
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 6.000%, 05/17/2018	Ba3	3,384,615	3,221,037

Energy, Oil and Gas - 6.04%
Brock Holdings III, Inc., Senior Secured First Lien Term Loan, 6.000%, 03/16/2017	B1	2,980,013	2,818,585
Brock Holdings III, Inc., Senior Secured Second Lien Term Loan, 10.000%, 03/16/2018	B1	2,076,923	1,900,385
Gibson Energy ULC, Senior Secured First Lien Term Loan, 5.750%, 06/15/2018	B1	4,502,604	4,425,677
Semgroup Corp., Senior Secured First Lien Term B Loan, 5.750%, 06/18/2018	B1	4,201,010	4,197,502

			13,342,149

Healthcare and Pharmaceuticals - 9.26%
Alkermes, Inc., Senior Secured First Lien Term Loan, 6.750%, 09/16/2017	B1	1,935,484	1,896,774
Ardent Medical Services, Inc., Senior Secured First Lien Term Loan, 6.500%, 09/15/2015	B1	612,231	596,542
Ardent Medical Services, Inc., Senior Secured Tranche B First Lien Term Loan, 6.500%, 09/15/2015	B1	2,200,000	2,134,000
Carestream Health, Inc. (aka Onex Carestream Finance LP), Senior Secured First Lien Term B Loan, 5.000%, 02/25/2017	B1	4,974,758	4,191,234
HCR Healthcare LLC (aka Manor Care, Inc.), Senior Secured First Lien Term B Loan, 5.000%, 04/06/2018	Ba3	3,155,947	2,736,206
MedAssets, Inc., Senior Secured First Lien Term Loan, 5.250%, 11/16/2016	Ba3	1,552,582	1,524,636
National Surgical Hospitals, Inc., Senior Secured First Lien Delayed Draw Term Loan, 0.750%, 02/03/2017(b)	B2	445,545	429,950

	Moody’s Rating	Principal Amount	Market Value

Healthcare and Pharmaceuticals (continued)
National Surgical Hospitals, Inc., Senior Secured Initial First Lien Term Loan, 8.250%, 02/03/2017	B2	$2,541,699	$2,452,740
Sheridan Healthcare, Inc., Senior Secured Second Lien Term Loan, 6.004%, 06/15/2015	Caa1	2,000,000	1,885,000
Smile Brands Group, Inc., Senior Secured First Lien Term Loan, 7.000%, 12/21/2017	Ba3	2,698,256	2,608,310

			20,455,392

High Tech Industries - 10.93%
Attachmate Corp., Senior Secured Second Lien Term Loan, 9.500%, 10/27/2017	B1	3,000,000	2,943,750
Datatel, Inc., Senior Secured First Lien Term Loan, 5.000%, 02/20/2017	Caa2	1,534,794	1,515,609
Datatel, Inc., Senior Secured Second Lien Extended Term Loan, 8.750%, 02/19/2018	Caa1	2,260,870	2,247,678
Hyland Software, Inc., Senior Secured First Lien Term Loan, 5.750%, 12/19/2016	B2	3,176,000	3,080,720
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured Second Lien Term Loan, 6.119%, 06/11/2015	Caa1	3,000,000	2,842,500
Openlink Financial, Inc., Senior Secured First Lien Term B Loan, 5.250%, 04/27/2018	B1	1,890,000	1,866,375
Presidio, Inc., Senior Secured First Lien Term B Loan, 7.250%, 03/31/2017	Ba3	5,066,667	4,965,333
Shield Finance Co. S.A.R.L. (aka Sophos plc), Senior Secured Incremental First Lien Term B-2 Loan, 7.627%, 06/15/2016	B2	1,246,875	1,218,820
SRA International, Inc., Senior Secured First Lien Term Loan, 6.500%, 07/20/2018	B1	2,123,711	1,967,980
Wall Street Systems Holdings, Inc., Senior Secured First Lien Term Loan, 5.500%, 06/20/2017	Ba3	1,530,647	1,490,467

			24,139,232

Hotels, Gaming and Leisure - 1.67%
Kasima LLC (DCIP), Senior Secured First Lien Incremental Term Loan, 5.000%, 03/31/2017	Baa1	1,883,482	1,826,977

	Moody’s Rating	Principal Amount	Market Value

Hotels, Gaming and Leisure (continued)
Mood Media Corp., Senior Secured Second Lien Term Loan, 10.250%, 11/06/2018	Ba3	$2,000,000	$1,856,660

			3,683,637

Media Advertising, Printing and Publishing - 3.79%
InfoGroup, Inc., Senior Secured First Lien Term B Loan, 5.750%, 05/26/2018	B1	2,114,122	2,074,482
Playboy Enterprises, Inc., Senior Secured First Lien Term B Loan, 8.250%, 03/06/2017	B2	2,846,163	2,718,086
RBS Holding Co. LLC, Senior Secured First Lien Term B Loan, 6.500%, 03/23/2017	B1	3,980,000	3,582,000

			8,374,568

Media Broadcasting and Subscription - 2.25%
Hubbard Radio LLC, Senior Secured Second Lien Term Loan, 8.750%, 04/30/2018	Caa1	2,285,714	2,242,857
Summit Entertainment LLC, Senior Secured First Lien Term Loan, 7.500%, 09/07/2016	B1	2,776,980	2,721,440

			4,964,297

Retail - 5.32%
Academy Ltd., Senior Secured First Lien Initial Term Loan, 6.000%, 08/03/2018	B2	2,500,000	2,398,438
Michaels Stores, Inc., Senior Secured Tranche B2 First Lien Term Loan, 4.802%, 07/31/2016	B2	2,000,000	1,916,050
Sprouts Farmers Market LLC, Senior Secured First Lien Initial Term Loan, 6.003%, 04/18/2018	B2	4,311,667	4,128,421
The Gymboree Corp., Senior Secured First Lien Term Loan, 5.000%, 02/23/2018	B1	1,570,297	1,405,196
Toys “R” Us, Inc., Senior Secured First Lien Term Loan, 6.000%, 09/01/2016	B1	1,984,962	1,910,526

			11,758,631

Services - Business - 2.51%
Advantage Sales and Marketing, Inc., Senior Secured First Lien Term Loan, 5.250%, 12/18/2017	B1	1,985,000	1,919,991
Scitor Corp., Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	B2	1,141,375	1,051,492

	Moody’s Rating	Principal Amount	Market Value

Services - Business (continued)
Sedgwick Holdings, Inc., Senior Secured First Lien Term B Loan, 5.000%, 12/31/2016	B2	$1,415,834	$1,346,812
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Delayed Draw Term Loan, 1.500%, 07/28/2017(b)	Ba3	203,750	198,656
U.S. Security Associates Holdings, Inc., Senior Secured First Lien Term Loan, 6.000%, 07/28/2017	Ba3	1,046,250	1,020,094

			5,537,045

Services - Consumer - 1.80%
IL Fornaio Corp., Senior Secured First Lien Term Loan, 6.505%, 06/10/2017	B1	1,243,750	1,216,543
N.E.W. Holdings I LLC, Senior Secured First Lien Term Loan, 6.000%, 03/23/2016	Ba3	2,863,267	2,759,474

			3,976,017

Telecommunications - 5.76%
Alaska Communications Systems Holdings, Inc., Senior Secured First Lien Term Loan, 5.500%, 10/21/2016	Ba3	2,977,500	2,871,799
Avaya, Inc., Senior Secured B-3 Extended First Lien Term Loan, 4.814%, 10/26/2017	B1	2,976,588	2,537,541
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan, 6.750%, 11/30/2016	B2	1,914,107	1,885,396
Sorenson Communications, Inc., Senior Secured Tranche C First Lien Term Loan, 6.000%, 08/16/2013	B1	2,706,767	2,507,752
Syniverse Holdings, Inc. (aka Buccaneer Merger Sub, Inc.), Senior Secured First Lien Term Loan, 5.250%, 12/21/2017	B1	2,967,525	2,930,431

			12,732,919

Transportation - Cargo - 1.06%
Nexeo Solutions LLC (aka Ashland Distribution), Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	B1	663,333	622,980

	Moody’s Rating	Principal Amount	Market Value

Transportation - Cargo (continued)
Swift Trans Co. (aka Saint Acquistion Corp.), Senior Secured First Lien Term Loan, 6.000%, 12/21/2016	B1	$1,775,748	$1,726,027

			2,349,007

Transportation - Consumer - 0.50%
Avis Budget Car Rental LLC, Senior Secured First Lien Term B Loan, 09/22/2018	Ba1	1,111,111	1,106,367

Utilities - Electric - 0.31%
Texas Competitive Electric Holdings Co. (aka TXU), Senior Secured Extended First Lien Term B Loan, 4.749%, 10/10/2017	B2	1,000,000	671,095

Wholesale - 0.71%
CDW Corp., Senior Secured First Lien Extended Term Loan, 4.250%, 07/17/2017	B2	1,763,229	1,574,563

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $183,346,819)			175,445,223

CORPORATE BONDS - 30.59%
Automotive - 1.77%
Allison Transmission, Inc., Senior Unsecured Bond, 7.125%, 05/15/2019(c)(d)	Caa1	4,300,000	3,913,000

Banking, Finance, and Real Estate - 1.55%
Realogy Corp., Senior Secured Bond, 7.875%, 02/15/2019(c)(d)	Caa1	2,000,000	1,520,000
Spencer Spirit Holdings, Inc., Senior Secured Bond, 11.000%, 05/01/2017(d)	B2	2,000,000	1,910,000

			3,430,000

Beverage, Food and Tobacco - 1.11%
Blue Merger Sub, Inc. (aka Del Monte Foods Co.), Senior Unsecured Bond, 7.625%, 01/15/2019(c)(d)	B3	2,330,000	1,980,500
HOA Restaurant Group LLC (aka Hooters Restaurant), Senior Secured Bond, 11.250%, 04/01/2017(d)	B3	500,000	462,500

			2,443,000

	Moody’s Rating	Principal Amount	Market Value

Chemicals, Plastics and Rubber - 0.79%
Vertellus Specialties, Inc., Senior Secured Bond, 9.375%, 10/01/2015(d)	B1	$2,000,000	$1,755,000

Consumer Goods - Durable - 0.25%
Reynolds Group Issuer, Inc., Senior Unsecured Bond, 8.250%, 02/15/2021(c)(d)	Caa1	700,000	556,500

Containers, Packaging and Glass - 0.46%
Sealed Air Corp., Senior Unsecured Bond, 8.125%, 09/15/2019(d)	B1	1,000,000	1,012,500

Energy Electricity - 0.76%
Calumet Specialty Products Partners LP, Senior Unsecured Bond, 9.375%, 05/01/2018(c)(d)	B3	1,800,000	1,683,000

Energy, Oil and Gas - 2.71%
Alta Mesa Holdings LP, Senior Unsecured Bond, 9.625%, 10/15/2018	B3	2,000,000	1,830,000
Connacher Oil and Gas, Ltd., Senior Secured Bond, 8.500%, 08/01/2019(c)(d)	Caa2	1,400,000	1,085,000
Crestwood Midstream Partners LP, Senior Unsecured Bond, 7.750%, 04/01/2019(d)	B3	2,000,000	1,950,000
United Refining Co., Senior Secured Bond, 10.500%, 02/28/2018	B3	1,185,000	1,119,825

			5,984,825

Environmental Industries - 1.12%
STHI Holding Corp. (aka SteriGenics Holding Corp.), Senior Secured Bond, 8.000%, 03/15/2018(d)	B2	1,000,000	970,000
WCA Waste Corp., Senior Unsecured Bond, 7.500%, 06/15/2019(d)	B3	1,570,000	1,499,350

			2,469,350

Healthcare and Pharmaceuticals - 2.44%
Accellent, Inc., Senior Subordinated Bond, 10.000%, 11/01/2017	Caa2	2,000,000	1,715,000
Kindred Healthcare, Inc., Senior Unsecured Bond, 8.250%, 06/01/2019(c)(d)	B3	2,400,000	1,845,000

	Moody’s Rating	Principal Amount	Market Value

Healthcare and Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Senior Unsecured Bond,
6.500%, 07/15/2016(c)(d)	B1	$1,000,000	$935,000
7.000%, 10/01/2020(c)(d)	B1	1,000,000	890,000

			5,385,000

High Tech Industries - 2.07%
Allen Systems Group, Inc., Senior Secured Bond, 10.500%, 11/15/2016(d)	B3	2,000,000	1,830,000
Sanmina-SCI Corp., Senior Unsecured Bond, 7.000%, 05/15/2019(c)(d)	B1	1,000,000	885,000
Seagate HDD Cayman, Senior Unsecured Bond, 7.000%, 11/01/2021(c)(d)	Ba1	2,000,000	1,850,000

			4,565,000

Hotels, Gaming and Leisure - 1.15%
National CineMedia LLC, Senior Unsecured Bond, 7.875%, 07/15/2021(c)	B2	2,000,000	1,990,000
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)(d)	B2	600,000	552,000

			2,542,000

Media Diversified and Production - 3.06%
Allbritton Communications Co., Senior Unsecured Bond, 8.000%, 05/15/2018	B2	2,000,000	1,890,000
Cambium Learning Group, Inc., Senior Secured Bond, 9.750%, 02/15/2017	B2	3,000,000	2,880,000
Cequel Communications LLC, Senior Unsecured Bond, 8.625%, 11/15/2017(c)(d)	B3	1,000,000	995,000
Mediacom Broadband Group (aka MCC Iowa), Senior Unsecured Bond, 9.125%, 08/15/2019(c)	B3	1,000,000	1,000,000

			6,765,000

Retail - 2.98%
Burlington Coat Factory Warehouse Corp., Senior Unsecured Bond, 10.000%, 02/15/2019(d)	Caa1	1,000,000	855,000
Chinos Acquisition Corp. (aka J. Crew Group, Inc.), Senior Unsecured Bond, 7.500%, 03/15/2019(c)	Caa1	2,800,000	2,359,000

	Moody’s Rating	Principal Amount	Market Value

Retail (continued)
Levi Strauss & Co., Senior Unsecured Bond, 7.625%, 05/15/2020(c)	B2	$2,000,000	$1,870,000
The Gymboree Corp., Senior Unsecured Bond, 9.125%, 12/01/2018(c)	Caa1	2,000,000	1,490,000

			6,574,000

Services - Business - 2.48%
CDRT Merger Sub, Inc., Senior Unsecured Bond, 8.125%, 06/01/2019(c)(d)	Caa1	2,000,000	1,860,000
RSC Equipment Rental, Inc., Senior Unsecured Bond, 8.250%, 02/01/2021(c)	Caa1	2,000,000	1,740,000
The Hertz Corp., Senior Unsecured Bond,
7.500%, 10/15/2018(c)	B2	1,000,000	960,000
7.375%, 01/15/2021(c)	B2	1,000,000	918,750

			5,478,750

Telecommunications - 4.21%
Avaya, Inc., Senior Secured Bond, 7.000%, 04/01/2019(c)(d)	B1	2,450,000	2,094,750
Cincinnati Bell, Inc. (aka Broadwing, Inc.), Senior Unsecured Bond, 8.375%, 10/15/2020(c)	B2	3,000,000	2,790,000
EH Holding Corp., Senior Unsecured Bond, 7.625%, 06/15/2021(c)(d)	B3	1,530,000	1,480,275
MetroPCS Wireless, Inc., Senior Unsecured Bond, 7.750%, 04/01/2019(c)	B2	3,000,000	2,925,000

			9,290,025

Utilities - Electric - 1.68%
Calpine Corp., Senior Secured Bond, 7.250%, 10/15/2017(c)(d)	B1	1,000,000	970,000
NRG Energy, Inc., Senior Unsecured Bond,
7.625%, 05/15/2019(c)	B1	1,000,000	920,000
7.875%, 05/15/2021(c)(d)	B1	2,000,000	1,830,000

			3,720,000

TOTAL CORPORATE BONDS
(Cost $74,126,744)			67,566,950

Total Investments - 110.00% (Cost $257,473,563)	$243,012,173

Liabilities in Excess of Other Assets - (10.00)%	(22,084,411)

Net Assets - 100.00%	$220,927,762

Amounts above are shown as a percentage of net assets as of September 30, 2011.

(a)	The interest rate shown represents the rate at period end.
(b)	All or a portion of this position has not settled as of September 30, 2011. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(c)	Security, or portion of security is currently on loan. Total market value of securities on loan amounts to $35,054,067, as of September 30, 2011. Total value of BGX’s obligation to return securities lending collateral was $36,161,805, as of September 30, 2011.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $40,089,375, which represents approximately 18.15% of net assets as of September 30, 2011.

See Notes to Quarterly Statement of Investments.

TOTAL RETURN SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	Unrealized Depreciation
JPMorgan	Allen Systems Group, Inc.	$974,069	1.438%	11/21/2015	$(14,611)

JPMorgan	Chinos Acquisition Corp. (fka J. Crew Group, Inc.)	997,500	1.438%	03/07/2018	(99,750)

JPMorgan	Del Monte Corp.	997,500	1.438%	03/08/2018	(70,892)

JPMorgan	Drumm Investors LLC (aka Golden Living)	4,987,201	1.438%	05/04/2018	(546,521)

JPMorgan	Emergency Medical Services Corp. (aka AMR/EMCare)	2,437,750	1.438%	05/25/2018	(98,193)

JPMorgan	Equipower Resources Holdings LLC	1,927,312	1.438%	01/26/2018	(66,251)

JPMorgan	Frac Tech	1,777,654	1.438%	05/06/2016	(13,332)

JPMorgan	Interactive Data Corp.	1,990,000	1.438%	02/12/2018	(87,063)

JPMorgan	iPayment, Inc.	1,922,667	1.438%	05/08/2017	(28,840)

JPMorgan	Mediacom Broadband Group (aka MCC Iowa)	1,989,925	1.438%	10/23/2017	(81,249)

JPMorgan	Michaels Stores, Inc.	1,000,000	1.438%	07/31/2016	(46,975)

JPMorgan	Mood Media Corp.	2,200,368	1.438%	05/16/2018	(130,636)

JPMorgan	TASC, Inc.	1,615,300	1.438%	12/18/2015	(62,084)

JPMorgan	The Gymboree Corp.	1,989,975	1.438%	02/23/2018	(206,739)

JPMorgan	The Hillman Group	1,989,924	1.438%	05/31/2016	(61,688)

JPMorgan	Verint Systems, Inc.	1,639,726	1.438%	10/27/2017	(30,745)

					$(1,645,569)

Blackstone / GSO Long-Short Credit Income Fund

September 30, 2011 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Long-Short Credit Income Fund (the “Fund” or “BGX”) is a newly organized, non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on October 22, 2010 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on October 26, 2010. The Fund commenced operations on January 27, 2011. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in the Fund to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Fund’s investment adviser. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BGX.”

The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. The loans and fixed-income instruments that the Fund invests in long positions in will typically be rated below investment grade at the time of purchase. The Fund’s long positions, either directly or through the use of derivatives, may total up to 130% of the Fund’s net assets. The Fund’s short positions, either directly or through the use of derivatives, may total up to 30% of the Fund’s net assets.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material.

Portfolio Valuation: Net asset value per common share (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Secured Loans are primarily priced by using the mid-price of market quotations from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider, for composite loan prices, is to value loans at the mean of the bid prices from one or more brokers or dealers. Corporate bonds, other than short-term investments, are valued at the price provided by an independent pricing service. The prices provided by the independent service are based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value during the period ended September 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities at	Level 1 - Unadjusted	Level 2 - Significant	Level 3 - Significant Unobservable	Total
Value^	Quoted Prices	Observable Inputs	Inputs
Floating Rate Loan Interests	$-	$175,445,223	$-	$175,445,223
Corporate Bonds	-	67,566,950	-	67,566,950
Total	$-	$243,012,173	$-	$243,012,173

Other Financial Instruments*
Liabilities
Total Return Swap Contracts	$-	$(1,645,569)	$-	$(1,645,569)
Total	$-	$(1,645,569)	$-	$(1,645,569)

All securities of the Fund were valued using Level 2 inputs during the period ended September 30, 2011. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for the Fund.

There were no significant transfers between Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

^For detailed descriptions of classifications, see the accompanying Statement of Investments.

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments.

NOTE 3. SECURED LOANS

BGX will invest at least 70% of its Managed Assets (as defined below) in Secured Loans. Secured Loans typically have rates of interest which are determined daily, monthly, quarterly, or semiannually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to BGX from its investments in Secured Loans should increase, and as short-term interest rates decrease, interest payable to BGX from its investments in Secured Loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates. These base lending rates are primarily London Interbank Offered Rate (LIBOR) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

“Managed Assets” means net assets plus any borrowings for investment purposes. For the purpose of the Managed Assets definition, the term borrowings will include the proceeds from the sale of BGX’s preferred shares, if any, the principal amount of any borrowings of money, and any effective leverage obtained through securities lending, total return swap arrangements, short selling or other derivative transactions (whether or not such amounts are covered with segregated assets).

Secured Loans hold senior positions in the capital structure of the Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Secured Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of BGX. There can be no assurance that the liquidation of any collateral securing a Secured Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Secured Loans may not be rated by a rating agency. The amount of public information available with respect to Secured Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. To the extent that they are rated by a rating agency, many of the Secured Loans in which BGX will invest will have been assigned below investment grade ratings by independent rating agencies. In the event Secured Loans are not rated, they are likely to be the equivalent of below investment grade quality. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the risk and valuation committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

No active trading market may exist for some Secured Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s net asset value. In addition, the Fund may not be able to readily dispose of its Secured Loans at prices that approximate those at which BGX could sell such loans if they were more widely-traded and, as a result of such illiquidity, BGX may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Secured Loans, BGX’s yield may be lower.

BGX may purchase Secured Loans on a direct assignment basis. If BGX purchases a Secured Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Secured Loans on a direct assignment basis may involve additional risks to BGX.

BGX may also purchase, without limitation, participations in Secured Loans, but does not plan to do so extensively. The participation by BGX in a lender’s portion of a Secured Loan typically will result in BGX having a contractual relationship only with such lender, not with the Borrower. BGX may also acquire Secured Loans by participating in the initial issuance of the Secured Loan from the Borrower as part of a syndicate of banks and financial institutions.

NOTE 4. TOTAL RETURN SWAPS

The Fund may invest up to 30% of its Managed Assets (as defined in Note 3 – Secured Loans) in derivatives. In addition, BGX may invest up to 25% of its total assets in any one counterparty (at any one time).

The Fund has entered into total return swaps as of September 30, 2011 with a single counterparty that is believed by the Adviser to be of relatively high credit standing. Under the terms of its total return swap agreement, the Fund receives the interest rate and capital gains returns on specified loans, and in exchange makes payments to the counterparty of LIBOR plus an agreed upon spread and also bears the risk of default for any of the assets. The Fund also is required to provide margin collateral to the counterparty in respect of the underlying asset. The amount of collateral required is typically less than what would have been the purchase price for such underlying asset. The value of the underlying assets of the swap, less the amount of collateral posted, will be counted toward the value of the Fund’s Managed Assets. Because the Fund receives the return specified in the underlying assets without having to purchase the assets (and only posts as collateral a portion of the purchase price), the total return swap arrangement serves as a form of leverage. Because the Fund receives payments on the total return swap from the counterparty and not from the underlying issuer, the Fund bears risk of loss with respect to the credit worthiness of that counterparty.

NOTE 5. SECURITIES LENDING

The Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions amounting to no more than 30% of its net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of relatively high credit standing.

The Fund has entered into a securities lending agreement as of September 30, 2011 with a single counterparty that is believed by the Adviser to be of relatively high credit standing. The securities lending agreement requires that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to BGX, as the lender, an amount equal to any dividends or interest received on the securities lent. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the U.S. securities, plus accrued interest, if any. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan.

The Fund may invest the cash collateral received only in accordance with its investment objectives, subject to BGX’s agreement with the borrower of the securities. In the case of cash collateral, BGX typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for BGX.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, BGX, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by BGX if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. BGX may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by BGX in permissible investments.

As of September 30, 2011, the Fund had securities on loan valued at $35,054,067 and received cash collateral with a value of $36,161,805.

NOTE 6. UNREALIZED APPRECIATION/ (DEPRECIATION)

On September 30, 2011, based on cost of $257,473,563 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $337,047 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $14,798,437, resulting in net unrealized depreciation of $14,461,390.

Item 2. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this Report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	November 29, 2011

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	November 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	November 29, 2011

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	November 29, 2011